Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of Acquisition Date the Estimated Consideration for the Acquisition of Zap Group $ in Thousands	Apr. 06, 2021 USD ($)
Schedule Of Acquisition Date The Estimated Consideration For The Acquisition Of Zap Group Abstract
Cash consideration	$ 74,350
Acquisition date fair-value of contingent consideration	1,089
Total consideration	$ 75,439